SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8-K/A
                                (Amendment No. 2)

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 April 15, 2005

                        DENTAL PATIENT CARE AMERICA, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                       333-37842                 87-0639343
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission file number)        (IRS employer
     of incorporation)                                       identification no.)

      2825 E. Cottonwood Parkway, Suite 500, SLC, UT           84121
      ----------------------------------------------         ----------
         (Address of principal executive offices)            (Zip code)

                                 (801) 990-3314
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)

                   This document contains a total of 4 pages.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

         This information amends and restates our report on Form 8-K filed on April 22, 2005 and Form 8-K/A filed on May 9, 2005.

         On April 15, 2005, the Company and its independent registered public accountants learned that the Company's annual report on Form 10-KSB for the year ended December 31, 2004 was filed before the completion of the independent audit of the financial statements. Investors and the Commission should no longer rely on the financial statements and other disclosures filed by the Company with regard to the year ended December 31, 2004. As soon as the audit is completed, an amended report on Form 10-KSB will be promptly filed to make any corrections resulting from the still ongoing audit process. We have targeted the filing of this report to take place on or before June 22, 2005.

         The premature filing of the Form 10-KSB occurred because of weaknesses in our disclosure controls and procedures. Management believes that these weaknesses existed because the controls and procedures that management thought were in place were either not communicated clearly to all involved persons and/or they were not implemented by all involved persons. As a result, (i) Company senior management (including the board of directors) did not have sufficient control over the content, timing and approval of publicly filed materials, (ii) Company senior management did not have adequate assurance that it was receiving for consideration for inclusion in publicly filed materials all comments and input from its professional advisors and independent auditors and
(iii) the Company's controls and procedures did not provide adequate assurances that publicly disclosed information represented the final approved work product of the Company and its advisors and independent auditors.

         The matters disclosed in this report were discussed, reviewed and approved by the Company's board of directors and independent registered public accounting firm prior to the filing of this report.

         Pursuant to Item 4.02(c), a copy of this report has been provided to our independent registered public accounting firm prior to the date it was filed with the Commission, the Company has requested that our independent registered public accounting firm furnish to the Company a letter addressed to the Commission stating whether the independent registered public accountants agree with the statements made by the Company in response to this Item 4.02 and that letter is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

         a. Financial statements of businesses acquired

                  Not applicable.

         b. Pro forma financial information

                  Not applicable.

         c. Exhibits

                  Number                      Description
                  ------                      -----------

                    99.1 Letter from our independent registered public accounting firm, dated May 23, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DENTAL PATIENT CARE AMERICA, INC.
                                              (Registrant)




Date: May 23, 2005                            By /s/ Michael Silva
                                                -------------------------------
                                                Michael Silva
                                                Chief Executive Officer